UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event
reported): January 4, 2007

Lehman ABS Corporation, on behalf of:

CORPORATE BACKED TRUST CERTIFICATES, SERIES 2001-18 TRUST
(Exact Name of the Registrant as Specified in Its Charter)

Commission File Number of the Registrant: 001-31863

Delaware	13-3447441
(State or Other Jurisdiction of Incorporation)	(I.R.S. Employer Identification No. )

Lehman ABS Corporation 745 Seventh Avenue New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

The registrant’s telephone number, including area code: (212) 526-7000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8.  Other Events.

Item 8.01.  Other Events.

Attached as Exhibit 99.1 please find a press release issued on January 4, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Lehman ABS Corporation By: /s/Charles M. Weaver Name: Charles M. Weaver Title: Senior Vice President

Dated: January 4, 2007

Exhibit Index

Exhibit No.	Description
99.1	Press Release dated January 4, 2007